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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        October 12, 1998
                                                --------------------------------

                             Nabors Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-9245                                    93-0711613
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      (Commission File Number)             (I.R.S. Employer Identification No.)


515 West Greens Road, Suite 1200, Houston, Texas                   77067
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 12, 1998, Nabors Industries, Inc. ("Nabors") sent a letter to the Board of Directors of Pool Energy Services Co. ("Pool") containing a proposal to acquire all of the outstanding shares of Pool at a price of $12.50 per share, payable at least 51% in Nabors stock and the remainder in cash. Nabors also offered to consider offering a higher price if Pool's Board could demonstrate additional value from that discernable from publicly available information. Nabors offered to meet with representatives of Pool to work together to structure a transaction acceptable to Pool's Board. By letter dated October 26, 1998, Pool's Board rejected the offer, indicating that Pool was not interested in pursuing the discussions with Nabors proposed in the October 12 letter, and that Pool was committed to implementing its own strategic plans.

         On October 28, 1998, Nabors urged Pool to reevaluate the proposal pursuant to which Nabors would acquire all the outstanding shares of Pool for consideration equal to 0.481 Nabors shares and $6.125 in cash for each outstanding share of Pool, having an implied value of $14.72 per Pool share based on Nabors' closing stock price on October 27, 1998. Nabors reiterated its offer to consider offering a higher price if Pool's Board could demonstrate additional value. Nabors issued a press release on October 30, 1998, announcing its proposal and setting forth the text of the October 28 letter.

         Copies of the letters and press release are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 99.1 Letter from Nabors Industries, Inc. to the Board of Directors of Pool Energy Service Co. dated October 12, 1998.

         Exhibit 99.2 Letter from J. T. Jongebloed, President and Chief Executive Officer of Pool Energy Service Co., to Nabors Industries, Inc. dated October 26, 1998.

         Exhibit 99.3 Letter from Nabors Industries, Inc. to the Board of Directors of Pool Energy Service Co. dated October 28, 1998.

         Exhibit 99.4 Nabors Industries, Inc. Press Release dated October 30, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NABORS INDUSTRIES, INC.
                                           (Registrant)


Date:  October 30, 1998               By: /s/ Anthony G. Petrello
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                                          Anthony G. Petrello
                                          President and Chief Operating Officer



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                                  EXHIBIT INDEX


         Exhibit 99.1 Letter from Nabors Industries, Inc. to the Board of Directors of Pool Energy Service Co. dated October 12, 1998.

         Exhibit 99.2 Letter from J. T. Jongebloed, President and Chief Executive Officer of Pool Energy Service Co., to Nabors Industries, Inc. dated October 26, 1998.

         Exhibit 99.3 Letter from Nabors Industries, Inc. to the Board of Directors of Pool Energy Service Co. dated October 28, 1998.

         Exhibit 99.4 Nabors Industries, Inc. Press Release dated October 30, 1998.



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